UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 10, 2007

Alliance Distributors Holding Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32319	33-0851302
(Commission File Number)	(IRS Employer Identification No.)

1160 Commerce Avenue, Bronx, New York	11462
(Address of Principal Executive Offices)	(Zip Code)

(718) 536-2248
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 10, 2007, Alliance Distributors Holding Inc. (the “Company”) issued a press release announcing, among other things, that it filed a Form 15 to voluntarily deregister its common stock under the Securities and Exchange Act of 1934, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on form 8-K.

Item 9.01.	Financial Statements and Exhibits

 (d) EXHIBITS

Exhibit No.	Description
99.1	Press release dated October 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE DISTRIBUTORS HOLDING INC.
(Registrant)

Date: October 10, 2007	/s/ Stephen Agress
Stephen Agress
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated October 10, 2007